UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 29, 2013

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32185	36-3953261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On May 29, 2013, Inland Real Estate Corporation (the “Company”) entered into an underwriting agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), BMO Capital Markets Corp. (“BMO”) and Wells Fargo Securities, LLC (“Wells Fargo”), as representatives of the several underwriters named in Schedule A thereto (the “Underwriting Agreement”). Pursuant to the terms and conditions of the Underwriting Agreement, the Company agreed to sell 9,000,000 shares of common stock, par value $0.01 per share, at a per share purchase price to the public of $10.60. Pursuant to the Underwriting Agreement, the Company granted the underwriters a 30 day option to purchase up to 1,350,000 additional shares of common stock, if any. The common stock was offered and sold pursuant to a prospectus supplement, dated May 29, 2013, and related prospectus, dated October 12, 2012, relating to the Company's shelf registration statement on Form S-3 (File No. 333-181164). A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated into this Item 1.01 disclosure by reference.

Item 8.01    Other Events

On June 3, 2013, the Company issued a press release announcing that it has closed on the sale of 9,000,000 shares of its common stock.  A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference. The pricing of this transaction was previously announced by the Company on May 29, 2013. The common stock was offered and sold pursuant to a prospectus supplement, dated May 29, 2013, to a base prospectus dated October 12, 2012. The transaction was conducted using the Company's shelf registration statement on Form S-3 (SEC File No. 333-181164).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

	Exhibit No.	Description

1.1
Underwriting Agreement, dated May 29, 2013 among Inland Real Estate Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and BMO Capital Markets Corp, as representatives of the several underwriters named in Schedule A thereto.

	5.1	Opinion of Venable LLP regarding legality of the shares.

	8.1	Opinion of Shefsky & Froelich, Ltd. regarding tax matters.

	23.1	Consent of Venable LLP (included in Exhibit 5.1)

	23.2	Consent of Shefsky & Froelich, Ltd. (included in Exhibit 8.1)

	99.1	News Release of Inland Real Estate Corporation, dated June 3, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE CORPORATION

Date: June 3, 2013	By:	/s/ Mark E. Zalatoris
	Name:	Mark E. Zalatoris
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

(d)	Exhibits:

	Exhibit No.	Description

1.1
Underwriting Agreement, dated May 29, 2013 among Inland Real Estate Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and BMO Capital Markets Corp, as representatives of the several underwriters named in Schedule A thereto.

	5.1	Opinion of Venable LLP regarding legality of the shares.

	8.1	Opinion of Shefsky & Froelich, Ltd. regarding tax matters.

	23.1	Consent of Venable LLP (included in Exhibit 5.1)

	23.2	Consent of Shefsky & Froelich, Ltd. (included in Exhibit 8.1)

	99.1	News Release of Inland Real Estate Corporation, dated June 3, 2013